UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) May 3, 2011
COLUMBIA LABORATORIES, INC.
(Exact name of registrant as specified in its charter)
Commission File No.  1-10352

Delaware	59-2758596
(State of Incorporation)	(I.R.S. Employer Identification No.)

354 Eisenhower Parkway Livingston, New Jersey	07039
(Address of principal executive offices)	Zip Code

Registrant's telephone number, including area code:  (973) 994-3999
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition
On May 5, 2011, Columbia Laboratories, Inc. (the “Company”), issued a press release entitled, “Columbia Laboratories Reports First Quarter 2011 Financial Results” (the “Press Release”). A copy of the Press Release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.
The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 5.07    Submission of Matters to a Vote of Security Holders

The 2011 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 3, 2011. Proxies were solicited pursuant to the Company's proxy statement filed on March 28, 2011, with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934.

All shares of the Company's Common Stock, par value $0.01 per share (“Common Stock”), Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), and Series E Convertible Preferred Stock, par value $0.01 per share (“Series E Preferred Stock”), owned as of the close of business on March 18, 2011 (the “Record Date”) had voting rights. Each share of Common Stock was entitled to one vote. Each share of Series B Preferred Stock was entitled to 20 votes (which is the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible).  Each share of Series E Preferred Stock was entitled to 50 votes (which is the number of shares of Common Stock into which each share of Series E Preferred Stock is convertible). On the Record Date, there were approximately 84,168,179 shares of Common Stock issued and outstanding (each of which is entitled to one vote per share), 130 shares of Series B Preferred Stock issued and outstanding having voting power equal to 2,600 shares of Common Stock, and 24,000 shares of Series E Preferred Stock issued and outstanding having voting power equal to 1,200,000 shares of Common Stock.  The voting power of shares present or represented by valid proxy at the Annual Meeting was 76,306,642.

At the Annual Meeting, the Company's stockholders were asked (i) to elect six directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified, (ii) to ratify the appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011, (iii) to approve in a non-binding advisory vote the Company's executive compensation programs, and (iv) to select the frequency of future advisory votes on the Company's executive compensation programs. The voting results reported below are final.

Proposal 1 - Election of the Board of Directors

Valerie L. Andrews, Edward A. Blechschmidt, Frank C. Condella, Jr., Cristina Csimma PharmD, Stephen G. Kasnet, and G. Frederick Wilkinson were duly elected as the Company's Board of Directors. The results of the election were as follows:

Director	For	Withheld	Broker Non-Votes
Valerie L. Andrews	36,841,118	5,626,470	33,839,054
Edward A. Blechschmidt	36,826,118	5,641,470	33,839,054
Frank C. Condella, Jr.	36,928,529	5,539,059	33,839,054
Cristina Csimma, PharmD	36,839,518	5,628,070	33,839,054
Stephen G. Kasnet	33,842,094	8,625,494	33,839,054
G. Frederick Wilkinson	36,890,521	5,577,067	33,839,054

Proposal 2 - Ratify the Appointment of Independent Registered Public Accounting Firm

The appointment of BDO USA, LLP, as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2011, was ratified. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
74,804,415	635,623	866,604	—

Proposal 3 - Approve in a non-binding advisory vote the Company's executive compensation programs.

The stockholders approved the Company's executive compensation programs. The results of the vote were as follows:

For	Against	Abstain	Broker Non-Votes
41,061,330	1,127,038	279,220	33,839,054

Proposal 4 - Select the frequency of future advisory votes on the Company's executive compensation programs.

The stockholders selected every year as the frequency of future advisory votes on the Company's executive compensation programs. The results of the vote were as follows:

Every 3 Years	Every 2 Years	Every Year	Abstain	Broker Non-Votes
3,232,215	4,759,635	34,200,562	275,176	33,839,054

In light of these results, and consistent with the recommendation of the Company's Board of Directors to stockholders in the Proxy Statement, the Company's policy will be to hold an advisory vote on the Company's executive compensation programs every year until the next required vote by stockholders on the frequency of stockholder votes on the compensation of executives.

Item 7.01    Regulation FD Disclosure
A description of the Press Release set forth under Item 2.02 of this Current Report on Form 8-K is incorporated by reference into this item.
The information contained in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.
Item 8.01    Other Events
None
Item 9.01    Financial Statements and Exhibits
(d)        Exhibits.
99.1*    Press Release dated May 5, 2011, entitled “Columbia Laboratories Reports First Quarter 2011 Financial Results.”
* The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 5, 2011

COLUMBIA LABORATORIES, INC.
By: /S/ Lawrence A. Gyenes
Lawrence A. Gyenes
Senior Vice President, Chief Financial Officer
& Treasurer

Exhibit Index

Exhibit No.	Description
99.1*	Press Release dated May 5, 2011, entitled “Columbia Laboratories Reports First Quarter 2011 Financial Results.”
* The information contained in Items 2.02 and 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of Section 18. Furthermore, the information contained in this Current Report shall not be deemed to be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended.